  As filed with the Securities and Exchange Commission on March 2, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                         LATITUDE COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


              DELAWARE                               94-3177392
(State of incorporation or organization)             (IRS Employer
                                                     Identification No.)

2121 TASMAN DRIVE, SANTA CLARA, CA                   95054
(Address of principal executive offices)             (Zip Code)

 If this form relates to the registration of a          If this form relates to the registration
 class of securities pursuant to Section 12(b)          of a class of securities pursuant to
 of the Exchange Act and is effective pursuant          Section 12(g) of the Exchange Act and is
 to General Instruction A.(c), check the                effective pursuant to General
 following box. [_]                                     Instruction A.(d), check the following
                                                        box.[X]

Securities Act registration statement file number to which this form relates:
                                      S-1

       Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class                     Name of each exchange on which
          to be so registered                     each class is to be registered
          -------------------                     ------------------------------

                 None                                           None


       Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON STOCK, PAR VALUE $0.001
                        ------------------------------
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-72935) (the "Form S-1 Registration
                                                     ---------------------
Statement").
---------

Item 2.   Exhibits
          --------

     The following exhibits are filed as a part of this Registration Statement:

          1. Certificate of Incorporation of the Registrant - incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (registration no. 333-72935).

          2. Form of Amended and Restated Certificate of Incorporation of the Registrant, to be filed and effective upon completion of this offering - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (registration no. 333-72935).

          3.   Bylaws of the Registrant - incorporated herein by reference to
               Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (registration no. 333-72935).

          4.* Form of the Registrant's common stock certificate - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (registration no. 333-72935).

          5. Amended and Restated Registration Rights Agreement dated March 26, 1996 - incorporated herein by reference to Exhibit 10.7 to the Registrant's Registration Statement on Form S-1 (registration no. 333-72935).

     *    To be supplied by amendment.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 25, 1999                LATITUDE COMMUNICATIONS, INC.



                                        By:  /s/ Emil C.W. Wang
                                             ___________________________________
                                             Emil C.W. Wang, President and CEO

                               INDEX TO EXHIBITS

                                                                               Sequentially
                                                                              --------------
  Exhibit No.                         Description                              Numbered Page
---------------                      --------------                           --------------
       1            Certificate of Incorporation of the Registrant -           Incorporated by
                    incorporated herein by reference to Exhibit 3.1 to            reference
                    the Registrant's Registration Statement on Form S-1
                    (registration no. 333-72935).

       2            Form of Amended and Restated Certificate of                Incorporated by
                    Incorporation of the Registrant, to be filed and              reference
                    effective upon completion of this offering  -
                    incorporated herein by reference to Exhibit 3.2 to
                    the Registrant's Registration Statement on Form S-1
                    (registration no. 333-72935).

       3            Bylaws of the Registrant - incorporated                    Incorporated by
                    herein by reference to Exhibit 3.3 to the                     reference
                    Registrant's Registration Statement on Form S-1
                    (registration no. 333-72935).

       4*           Form of the Registrant's common stock certificate -        Incorporated by
                    incorporated herein by reference to Exhibit 4.1 to            reference
                    the Registrant's Registration Statement on Form S-1
                    (registration no. 333-72935).

       5            Amended and Restated Registration Rights Agreement         Incorporated by
                    dated March 26, 1996 - incorporated herein by                 reference
                    reference to Exhibit 10.7 to the Registrant's
                    Registration Statement on Form S-1 (registration no.
                    333-72935).

*    To be supplied by amendment.